Prospectus Supplement	May 12, 2017

Putnam Global Utilities Fund
Prospectus dated December 30, 2016

The sub-section Your fund's management in the section Fund summaries – Putnam Global Utilities Fund is supplemented to reflect that the fund’s portfolio manager is now William Rives, who joined the fund in May 2017 and is a Portfolio Manager, Analyst.

The following replaces similar disclosure under the sub-section The funds’ investment manager – Portfolio Managers – Global Utilities Fund in the section Who oversees and manages the funds?

Portfolio manager	Joined fund	Employer	Positions over past five
			years

William Rives	2017	Putnam Management	Portfolio Manager,
		2012 – Present	Analyst
			Previously, Equity
			Associate

The SAI provides information about Mr. Rives’ compensation, other accounts managed by Mr. Rives and Mr. Rives’ ownership of securities in the fund.

306708 – 05/17